UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2005

Knight-Ridder, Inc.

(Exact name of registrant as specified in its charter)

Florida	1-7553	38-0723657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 W. San Fernando Street, Suite 1500, San Jose, California	95113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 938-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 15, 2005, Knight-Ridder, Inc. issued a press release announcing the Company’s earnings for the quarter ended March 27, 2005. The Company also issued a press release on April 15, 2005 announcing the Company’s statistical report for the month ended March 27, 2005. Copies of these press releases are furnished as exhibits to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit 99.1	Knight-Ridder, Inc. Earnings Press Release dated April 15, 2005

Exhibit 99.2	Knight-Ridder, Inc. March Statistical Report Press Release dated April 15, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNIGHT-RIDDER, INC.

By:	/s/ Gary R. Effren
Gary R. Effren
Vice President/Finance

Dated: April 15, 2005

EXHIBIT INDEX

Exhibit Number	Name
99.1	Knight-Ridder, Inc. Earnings Press Release dated April 15, 2005

99.2	Knight-Ridder, Inc. March Statistical Report Press Release dated April 15, 2005